Exhibit 10.58
EXECUTION COPY

SECOND AMENDMENT dated as of February 12, 2016 (this “Amendment”) to the Credit Agreement (as defined below) among GCI Holdings, Inc. (the “Borrower”), the Lenders party hereto and Credit Agricole Corporate and Investment Bank, as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
RECITALS
A.     The Borrower, Parent, the Subsidiary Guarantors, the Lenders party thereto and the Administrative Agent are party to that certain Fourth Amended and Restated Credit and Guarantee Agreement dated as of February 2, 2015, as amended by the First Amendment dated as of August 3, 2015 (as so amended and as hereafter amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B.    The Borrower has requested that the Lenders amend the Credit Agreement to the extent and in the manner set forth in this Amendment and the Lenders executing this Amendment have agreed to do so subject to the terms and conditions herein set forth.
AGREEMENTS
Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1.The definition of “Senior Debt” contained in Section 1.1 of the Credit Agreement is hereby amended by inserting “minus (d) Indebtedness permitted by Section 7.1(n) to the extent that annual payments of principal on such Indebtedness due prior to the Permitted Debt Maturity Date do not exceed 1% of the original principal amount” immediately prior to the period at the end thereof.
2.    The definition of “Towers” contained in Section 1.1 of the Credit Agreement is hereby amended and restated its entirety to read as follows:
““Towers” means cellular telephone sites (including rooftops) owned, leased or operated by any of the Loan Parties and antennae, electronic communications equipment and other related equipment located on such sites.”
3.    Section 7.1(n) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(n)    Indebtedness incurred in connection with sales and lease-backs of Towers (excluding antennae and electronic communications equipment), which, to the extent secured by Liens, is secured solely by one or more Towers and the proceeds thereof, provided that (i) immediately before and immediately after the incurrence thereof, no Default shall or would exist, (ii) the aggregate principal amount of all such Indebtedness shall not exceed $100,000,000 at any one time outstanding and

GCI Holdings, Inc. Second Amendment to Fourth Amended and Restated Credit Agreement

(iii) such Indebtedness has a final stated maturity date that is no earlier than the Permitted Debt Maturity Date;”
4.    Amendment Effectiveness. This Amendment shall become effective as of the first date (the “Second Amendment Effective Date”) on which the following conditions have been satisfied:
(a)    the Administrative Agent (or its counsel) shall have received from (i) the Borrower, (ii) Required Lenders and (iii) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment;
(b)    the Administrative Agent shall have received a Closing Certificate of the Borrower dated the Second Amendment Effective Date, in form and substance satisfactory to the Administrative Agent, with appropriate insertions and attachments (including the articles of incorporation and bylaws of the Borrower (or a certification that there have been no amendments thereto since August 3, 2015)), resolutions of the Board of Directors of the Borrower authorizing the transactions contemplated by this Amendment and as to the incumbency of the officers executing this Amendment on behalf of the Borrower; and
(c)    the Borrower shall have paid all fees and reimbursed all expenses as the Borrower shall have agreed to pay to the Administrative Agent on or prior to the Second Amendment Effective Date in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of its counsel.
5.    Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, as of the Second Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Second Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes, and the Credit Agreement, as amended hereby on the Second Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and implied covenants of good faith and fair dealing.
(b)    The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment, true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

GCI Holdings, Inc. Second Amendment to Fourth Amended and Restated Credit Agreement

(c)    After giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date.
6.    Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.
(b)    On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby.
7.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Sections 10.9 and 10.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.
8.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.
9.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Signature pages follow

GCI Holdings, Inc. Second Amendment to Fourth Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their officers as of the date first above written.
GCI HOLDINGS, INC.

By:    /s/ Peter Pounds
Name:     Peter Pounds
Title:    Senior Vice President and Chief
Financial Officer

GCI Holdings, Inc. Second Amendment to Fourth Amended and Restated Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent and Collateral Agent

By:    /s/ Tanya Crossley
Name:    Tanya Crossley
Title:    Managing Director

By:    /s/ Kestrina Budina
Name:    Kestrina Budina
Title:    Director

GCI Holdings, Inc. Second Amendment to Fourth Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their officers as of the date first above written.

SunTrust Bank,
as a Lender

BY    /s/ Brian Guffin
Name:    Brian Guffin
Title:    Director

GCI Holdings, Inc. Second Amendment to Fourth Amended and Restated Credit Agreement

            IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their officers as of the date first above written.

MUFG Union Bank, N.A.,
as a Lender

BY    /s/ David Hill
Name:    David Hill
Title:    Director

GCI Holdings, Inc. Second Amendment to Fourth Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their officers as of the date first above written.

Bank of America, N.A.,
as a Lender

BY    /s/ James McCary
Name:    James McCary
Title:    Vice President

GCI Holdings, Inc. Second Amendment to Fourth Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their officers as of the date first above written.

Deutsche Bank Trust Company Americas,
as a Lender

BY    /s/ Anca Trifan
Name:    Anca Trifan
Title:    Managing Director

BY    /s/ Michael Shannon
Name:    Michael Shannon
Title:    Vice President

GCI Holdings, Inc. Second Amendment to Fourth Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their officers as of the date first above written.

ROYAL BANK OF CANADA,
as a Lender

BY    /s/ Edward Valderrama
Name:    Edward Valderrama
Title:    Authorized Signatory

GCI Holdings, Inc. Second Amendment to Fourth Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their officers as of the date first above written.

COBANK, ACB,
as a Lender

BY    /s/ Jaqueline Bove
Name:    Jaqueline Bove
Title:    Vice President

GCI Holdings, Inc. Second Amendment to Fourth Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their officers as of the date first above written.

Northrim Bank,
as a Lender

BY    /s/ James R. Miller
Name:    James R. Miller
Title:    Executive Vice President

GCI Holdings, Inc. Second Amendment to Fourth Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their officers as of the date first above written.

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

BY    /s/ Maria Levy
Name:    Maria Levy
Title:    VP

BY    /s/ Michael Zion
Name:    Michael Zion
Title:    VP

GCI Holdings, Inc. Second Amendment to Fourth Amended and Restated Credit Agreement